                                                                   Exhibit 10.10

                          AMERICOM-6 KU-BAND SATELLITE

                       BARE TRANSPONDER SERVICE AGREEMENT

         THIS AGREEMENT between SES Americom, Inc., as agent for SES Americom Colorado, Inc., and Rainbow DBS Company, LLC ("Customer"), a limited liability company organized under the laws of Delaware, is made effective as of the date of the last signature below. All references to "SES Americom" herein shall include both SES Americom Colorado, Inc. and SES Americom, Inc. as agent therefor. Defined terms used in this Agreement have the meanings specified herein.

ARTICLE 1. SERVICE PROVIDED

A. SCOPE.

         (1) SES Americom will provide to Customer Bare Transponder Protected Service on the Americom-6 ("AMC-6") Satellite ("Service"), with the number of Transponders as specified below. Service will be provided in accordance with the terms and conditions set forth in this Agreement, including Attachment A (Transponder Performance Specifications), Attachment B (Commercial Operations System User's Guide), Attachment C (Form of Letter of Credit), Attachment D (Form of Parent Guaranty), Attachment E (Operational Report Elements), and Attachment F (Methodology for Determining MRC) (collectively, the "Agreement"). Subject to Section 4.A, the Satellite is authorized to be and is located at the 72(degree) W.L. orbital position. Subject to Section 4.A, the Satellite may, however, be located at any other orbital position hereafter authorized by the FCC. Technical performance criteria for the Satellite are described in the Transponder Performance Specifications set forth in Attachment A. The transponder assignments are as described below and will be changed only in accordance with this Agreement.

         (2) The Service will commence on October 1, 2004, on the first group of thirteen (13) Transponders ("Transponder Group 1"). *** All other terms and conditions of this Agreement shall apply to such Service.

         (3) The Service will commence on January 1, 2005, on the second group of three (3) Transponders ("Transponder Group 2"). SES Americom will assign the Transponders in Transponder Group 2 no later than two (2) months prior to the commencement date of Service for Transponder Group 2.

         (4) Customer has the option to elect  Service on a third group of three
(3) Transponders ("Transponder Group 3"), provided that Customer has notified SES Americom in writing of its election of this option on or before January 1, 2005. Service on each Transponder in Transponder Group 3 is subject to SES Americom making each such Transponder available for Service. If elected (and subject to the prior sentence), the Service for Transponder Group 3 will commence on a date or dates to be mutually agreed by SES Americom and Customer (which date shall be no later than January 1, 2006). The Transponders in



*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

Transponder Group 3 will be identified at least sixty (60) days prior to the agreed upon Service commencement date and in no event later than October 1, 2005.

         (5) Customer has the option to elect Service on a fourth group of up to five (5) Transponders ("Transponder Group 4"), provided that Customer has notified SES Americom in writing of its desire to elect this option on or before January 1, 2006, which notice shall specify how many of the Transponders in
Transponder Group 4 Customer wishes to use. Service on each Transponder in Transponder Group 4 elected by Customer is subject to SES Americom making each such Transponder available for Service. Upon receipt of Customer's written notice electing its option to take Service on Transponder Group 4, SES Americom will undertake to determine whether the number of Transponders desired by Customer will be available for Service *** On or before April 1, 2006, Customer shall provide written notice to SES Americom of its election to take Service on one or more of the Transponders which SES Americom informed Customer were available. If elected, the Service for Transponder Group 4 as to the Transponder(s) elected by Customer and made available by SES Americom will commence on a date or dates to be mutually agreed by SES Americom and Customer (which date shall be no later than January 1, 2007). The Transponders in Transponder Group 4 will be identified at least sixty (60) days prior to the agreed upon Service commencement date and in no event later than October 1, 2006.

B. TERM. The term for Service ("Service Term") on Transponder Group 1 provided under this Agreement shall commence on October 1, 2004 (the "Commencement Date"), except for those Transponders for which the Commencement Date is August 1, 2004 pursuant to Section 1.A(2). The Service Term for Transponder Groups 2, 3 and 4 shall commence as specified in Sections 1.A.(3), (4) and (5), respectively. The Service Term for all Transponder Groups and for this Agreement shall end, except as otherwise provided herein, on the earliest of: (1) the End-of-Life or Replacement Date of the Satellite; (2) the date the Satellite becomes a Satellite Failure; (3) with respect to any particular Transponder, the date the Transponder on which Service is provided hereunder becomes a Transponder Failure and cannot be restored; or (4) September 30, 2014 (the "Projected Termination Date"). If SES Americom intends to provide service on Ku-band transponders after the end of the Service Term on the Satellite, then Customer will have a right of first refusal to extend the Service Term on terms and conditions to be mutually agreed by the parties, provided that Customer shall notify SES Americom in writing of its desire to extend the Service Term not later than twenty-four (24) months prior to the Projected Termination Date. The parties will negotiate in good faith exclusively for a period of three (3) months following such notice by Customer, and if no agreement is reached during such period then the parties shall have no further obligations under this Agreement regarding Service after the end of the Service Term.

C. SERVICE PRIORITIES. SES Americom shall promptly take all steps stated in this Section, consistent with protecting the Satellite and all services provided thereon, to restore any of Customer's affected Transponders as quickly as possible should such Transponder(s) become a Transponder Failure. Restoration shall be effected in the following manner and order, on a first-needed, first-served basis: first, by utilizing any available Replacement Transponder on the

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

Satellite; and second, if no such Replacement Transponder is available, by using a Preemptible Transponder on the Satellite, if available (E.G., if Customer is taking service on twenty-four (24) Transponders, then there will be no Preemptible Transponder). If no such Protection Transponder is available on the Satellite, Customer's Service shall not be restored. If access to Protection Transponders on the Satellite is required for more than one Ku-band transponder as a result of simultaneous transponder failures, such access shall be granted in Contract Order (defined as the opposite order from Reverse Contract Order). Any Transponder restoration shall be effected by SES Americom as soon as technically feasible but in any event in not more than one (1) hour after a Transponder is a Transponder Failure (provided that such one-hour obligation shall not commence until Customer has vacated use of the Transponder) and any Protection Transponder provided to Customer shall be deemed a Transponder Protected Transponder.

D. OTHER COLLABORATION. SES Americom agrees, at Customer's request, to collaborate on the design and deployment of Customer's next-generation Ka-band satellite system, with possible operational or financing services to be provided by SES Americom. Any agreements resulting from such collaboration are subject to mutual agreement of the parties, each acting in its sole discretion.

E. NOTICES. All notices regarding technical or operational matters requiring immediate attention will be given by telephone followed by written notification. All other notices and requests will be in writing delivered to the address(es) set forth below or to such other address(es) as the party may designate in writing.

IF TO BE GIVEN TO CUSTOMER:                   IF TO BE GIVEN TO SES AMERICOM:

Attn:  Thomas Greco                           Attn:  Kent Verner
Vice President, Business Development          Manager, Satellite Services

Rainbow DBS Company, LLC                      SES Americom, Inc.

200 Jericho Quadrangle, 2d Floor              Four Research Way
Jericho, NY 11753                             Princeton, NJ 08540

Fax #:  (516) 803-4924                        Fax #:  (609) 987-4517

Tel #:  (516) 803-4914                        Tel #:  (609) 987-4017

cc:  General Counsel                          cc:  General Counsel

Fax #:  (516) 803-4735                        Fax #:  (609) 987-4233

CUSTOMER'S 24 HOUR EMERGENCY TELEPHONE # FOR TECHNICAL/OPERATIONAL ISSUES:

TEL #:  (516) 803-0350

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

ARTICLE 2. PAYMENT

A. MONTHLY RECURRING SERVICE CHARGE. Customer will pay to SES Americom for Service a monthly recurring service charge ("MRC") in accordance with Sections 2.A.(1) and (2) below:

     (1) For each Transponder in Transponder Group 1, the MRC will be as follows:

          ***

     (2)  ***

B.  SECURITY.

         (1) On or before May 1, 2004, Customer will, in order to secure performance of its obligations hereunder, deliver to SES Americom (a) a cash deposit (the "Cash Deposit") in the amount of *** U.S. Dollars *** , and (b) one or more irrevocable letter(s) of credit in the aggregate amount of *** U.S. Dollars *** in the form attached hereto as Attachment C (such letter(s) of credit collectively referred to as the "Letters of Credit") issued by one or more bank(s) acceptable to SES Americom. (Bank of America, Citigroup, JP Morgan Chase, Scotia Bank and Toronto Dominion are each deemed to be a bank acceptable to SES Americom.)

         (2) The Cash Deposit will be wire transferred to an SES Americom account in accordance with instructions provided by SES Americom. (SES Americom is not obligated to segregate the Cash Deposit from other assets.) The proceeds of the Cash Deposit may be applied by SES Americom to the obligations of Customer hereunder. If the Cash Deposit is utilized by SES Americom, Customer shall restore the Cash Deposit to the initial amount of *** within five (5) business days from the date that SES Americom notifies Customer of the obligation to restore. Failure to maintain the Cash Deposit shall be treated as a failure by Customer to make a payment due to SES Americom under this Agreement. Upon condition that Customer shall otherwise have performed fully all of the terms hereunder, SES Americom shall return to Customer the amount of the Cash Deposit without interest by ***.

         (3) Customer shall cause the Letters of Credit (together with any renewal or replacement thereof) to remain in full force and effect until ***. The Letters of Credit may be drawn upon by SES Americom in accordance with their terms. Multiple and partial draw-downs may be made against them. The proceeds of any drawing shall be applied to the obligations of Customer hereunder. Failure to provide the Letters of Credit by May 1, 2004, and/or failure to maintain the Letters of Credit throughout the required term shall be treated as a failure by Customer to make a payment due to SES Americom under this Agreement.

         (4) If the Letters of Credit or any renewal or replacement thereof are drawn upon, Customer shall cause the Letters of Credit then in effect to be replaced such that the principal amount of the Letters of Credit is restored to the amount of the initial Letters of Credit. Failure to obtain and deliver to SES Americom a replacement of the Letters of Credit as provided in the preceding sentence within five (5) business days from the date of each such drawing shall entitle SES Americom to draw upon the Letters of Credit then in effect and to hold the proceeds as a

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

security deposit. Such security deposit may be used by SES Americom as an offset for any amounts due SES Americom at ***, or, in the event of termination of this Agreement prior to ***, for any liabilities of Customer arising out of such termination. Upon condition that Customer shall otherwise have performed fully all of the terms hereunder, SES Americom shall return to Customer the amount of the deposit by ***.

         (5) At any time after July 1, 2005 and during the period during which the Cash Deposit and the Letters of Credit are in place, Customer may deliver to SES Americom a parent guaranty in the form attached as Attachment C (the "Parent Guaranty") in replacement of the Cash Deposit and the Letters of Credit, provided that the Parent Guaranty is to be issued and executed by an entity ("Newco") expected to be formed, and further provided that (i) Newco is the direct and beneficial owner of 100% of Customer (I.E., Rainbow DBS Company, LLC), American Movie Classics Company, Women's Entertainment and Independent Film Channel, LLC, and (ii) Newco has long term senior unsecured debt that is rated equal to or greater than a rating of BBB+ by Standard & Poor's Ratings Services (or if Newco is unmated, Newco has creditworthiness at least equivalent to the specified credit criteria as reasonably determined by SES Americom in its sole judgment) (the requirements set forth in clauses (i) and (ii) hereinafter referred to as the "Credit Criteria").

         (6) In the event that after delivery of a Parent Guaranty in replacement of the Cash Deposit and the Letters of Credit Newco does not meet the Credit Criteria, then within thirty (30) days after written notice from SES Americom Customer shall deliver to SES Americom a Cash Deposit and a Letters of Credit as required by paragraph (1), and the terms of paragraphs (1)-(4) shall thereafter apply to such Cash Deposit and Letters of Credit. Failure to deliver the Cash Deposit and Letters of Credit within such 30-day period shall be grounds for immediate termination of this Agreement by SES Americom (I.E., without application of the cure period under Article 9.A).

         (7) With reference to the obligation in paragraph (1) to provide the Cash Deposit and the Letters of Credit on or before May 1, 2004, Customer shall have the right in the alternative to provide Letters of Credit only (I.E., and not a Cash Deposit) on or before May 1, 2004, in the amount of *** U.S. Dollars *** and otherwise in the form of Attachment C. If Customer has provided the Cash Deposit and the Letters of Credit, Customer shall have the right at any time after May 1, 2004, to replace the Cash Deposit and the Letters of Credit with Letters of Credit only, provided that such Letters of Credit are in the amount of *** U.S. Dollars ***, are otherwise in the form of Attachment C, and otherwise meets the requirements of this Agreement.

C. EARLY TERMINATION OPTIONS.

         (1) Customer has the right to terminate this Agreement on ***, provided that *** and (c) upon receipt of such termination notice from Customer, SES Americom shall be immediately entitled to ***. In the event that ***, then Customer shall promptly pay SES Americom in cash the amount ***.

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

         (2) Customer has the right to terminate this Agreement *** provided that *** (c) Customer pays SES Americom on the date of notice an amount *** determined in accordance with the following sentence. ***

         (3) Customer has the right to terminate this Agreement as of September 30, 2008 ***, provided that *** and (c) on the *** Customer pays SES Americom the amount of *** for each Transponder on which Service is then being provided.
***.

         (4) Customer has the right to terminate this Agreement on five (5) days' notice, if (a) three (3) or more of the Transponders are Failed Transponders that cannot be restored on the Satellite, and (b) Customer has notified SES Americom in writing within thirty (30) days of there being three
(3) or more Failed Transponders that cannot be restored of Customer's decision to terminate the Agreement pursuant to this Section 2.C(4). In the event that
(x) three (3) or more Transponders have become Failed Transponders that cannot be restored on the Satellite, and (y) Customer has not terminated the Agreement pursuant to this Section 2.C(4), then on each subsequent occurrence of another Failed Transponder that cannot be restored Customer shall have the right to terminate the Agreement in accordance with the preceding sentence.

         (5) Upon  termination  of this Agreement  pursuant to Sections  2.C(1),
(2), (3) or (4) above, neither Party shall have any further obligations to the other hereunder, except with respect to provisions that expressly provide that they survive termination of this Agreement.

D. BILLING AND PAYMENT. Invoices will be issued monthly thirty (30) days in advance of the month in which Service is to be provided and are payable on the first day of such month, at Customer's option, either by wire transfer or by check as per the remittance instructions on the respective monthly invoice. On payments not received by the due date, SES Americom may assess until such time as payment in full is made, a late payment charge of the lesser of (i) one and one-half percent (1.5%) per month compounded monthly, or (ii) the maximum rate permitted by applicable law. A failure or delay by SES Americom to send a bill will not relieve Customer either of its obligation to pay on a timely basis for Service or of its obligation to pay late payment charges in the event of late payment. In addition to any other rights SES Americom may have under this Agreement, SES Americom may suspend provision of Service on ten (10) days' notice for failure to pay any sums due to SES Americom.

E. TAXES AND OTHER CHARGES. All charges hereunder are exclusive of taxes, duties and other fees or charges levied by governmental authority on the Service. Customer will pay directly or reimburse SES Americom for all such taxes, duties and other fees or charges.

ARTICLE 3. CREDITS FOR INTERRUPTIONS

         Credits for Interruptions in Service of five (5) minutes or more shall be granted to Customer as follows:

   CREDIT = (NUMBER OF MINUTES IN INTERRUPTION/43, 200) MULTIPLIED BY THE MRC

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

         The length of an Interruption will be measured from the earlier of the time SES Americom (i) is notified by Customer of the Interruption or (ii) becomes aware of the Interruption. The Interruption will be deemed ended when Service is restored to the Transponder Performance Specifications and SES Americom has so notified Customer. No credit will be due, however, if such Interruption is a result of, or attributable in whole or part to (i) the fault of Customer, any Customer Designee (as defined below) or any agent or subcontractor of either, (ii) the failure or unavailability of satellites, transponders, facilities, services or equipment furnished to Customer other than by SES Americom, (iii) sun outages or rain fade, or (iv) unless otherwise provided herein, suspensions of Service made in accordance with this Agreement. Except as otherwise specifically set forth in this Agreement, the aforementioned credit will be Customer's sole and exclusive remedy for unavailability of
Service and/or failure of Service to meet the Transponder Performance Specifications.

ARTICLE 4. SERVICE RESPONSIBILITIES

A. LAWS AND REGULATIONS GOVERNING SERVICE. Location and operation of the Satellite, SES Americom's satellite system and SES Americom's ability to perform are subject to all applicable laws and regulations, including without limitation, the Communications Act of 1934, as amended, and the Rules and Regulations of the FCC. SES Americom is, and will remain throughout the Service Term, in compliance with all such laws and regulations. Throughout the Service Term, SES Americom will operate and provide for tracking, telemetry and command of the Satellite in accordance with standard practices in the industry. SES Americom will maintain the Satellite at 72(degree) W.L. throughout the Service Term unless the FCC orders that the Satellite be relocated. SES Americom will not seek permission from the FCC to relocate the Satellite during the Service Term.

B. USE CONDITIONS. Customer will use, and will cause others authorized or permitted by Customer to access Service ("Customer's Designees") to use, Service in accordance with the conditions of use (as such may, upon notice, be amended for technical or operational reasons) contained in the Commercial Operations Systems User's Guide set forth in Attachment B ("User's Guide"). In addition, Customer will use, and will cause Customer's Designees to use, the Service in compliance in all material respects with all applicable laws and regulations of any competent authority of the United States or any of its political subdivisions governing the Satellite or Customer's use of the Service, including laws governing the content of material; provided that SES Americom's sole rights and remedies arising out of a breach of the obligations in this Article 4.B shall be limited to those stated in Sections 4.C, 4.D, 6.A, 7.C and 9.A.

C. SUSPENSION OF SERVICE (INTERFERENCE). If Customer or Customer's Designee fails to use the Service in accordance with the conditions of use contained in the User's Guide, and does not correct such failure within thirty (30) minutes after notice of such failure from SES Americom by telephone in accordance with
Section 1.E, then SES Americom may take actions (including suspension and/or restriction of Service) it reasonably believes necessary to ensure Customer's compliance with the User's Guide.

D.  ***

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

ARTICLE 5. OPERATIONAL MATTERS

A. SERVICE ACCESS. Except as set forth in Section 1.D., Customer is responsible for providing, operating and maintaining the equipment necessary to access the Satellite and Service. Customer at its expense shall provide SES Americom with any descrambling or decoding devices that may be required for signal monitoring. At a mutually agreed time, and prior to Customer transmitting from its earth station(s), Customer will demonstrate to SES Americom's designated Technical Operations Center that its earth station(s) comply with the satellite access specifications contained in the User's Guide.

B. ACTION TO PROTECT SATELLITE. SES Americom shall have sole and exclusive control of operation of the Satellite. If circumstances occur which in SES Americom's reasonable judgment pose a threat to the stable operation of the Satellite, SES Americom shall have the right to take action it reasonably believes necessary to protect the Satellite, including discontinuance or suspension of operation of the Satellite, the Transponder(s) or any other transponder, without any liability to Customer, except that Customer may receive a credit computed as provided in Article 3 hereunder, and Customer may treat any affected Transponders as Transponder Failures and exercise the rights Customer has hereunder related to Transponder Failures. SES Americom shall give Customer as much notice as practical under the circumstances of any such discontinuance or suspension. If it becomes necessary to discontinue or suspend service on one or more transponders on the Satellite, and operational circumstances allow SES Americom to select the transponder or transponders to be discontinued or suspended, SES Americom will make such selection in Reverse Contract Order, without distinction, for purposes of this Section, between the Satellite's C-band and Ku-band payloads.

C. OPERATIONS REPORTS AND COMMUNICATIONS. Following the execution of this Agreement and continuing throughout the Service Term, SES Americom shall provide Customer with monthly written operational reports concerning the Satellite. Such reports shall be delivered within thirty (30) days of the close of each month and shall contain the elements set forth in Attachment E.

D. ANOMALOUS OPERATION NOTIFICATION AND PERFORMANCE RECORDS. SES Americom will notify Customer as soon as reasonably possible, by telephone notice and in writing, of any significant incidents (and any responses thereto) with respect to the Satellite that have a potential materially adverse effect on the Service provided under this Agreement, including the health of the Satellite as related thereto. The incidents to which the foregoing applies will include incidents on other satellites owned by SES Americom, provided that SES Americom is not restricted from disclosing such information to Customer by non-disclosure agreement(s).

E. INTERRUPTION REPORTS. Within five (5) business days after any interruption of transmissions on the Satellite, caused by the operation or malfunction of such Satellite and not the uplink stations, SES Americom will submit to Customer a report concerning such interruption. Such report will include (i) the official start time of the interruption, (ii) the official

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

end time of the  interruption,  if ended,  (iii) the cause of the  interruption,
(iv) any measures taken by SES Americom to remedy such interruption, and (v) any measures taken by SES Americom to avoid such interruptions in the future.

ARTICLE 6. INDEMNIFICATION

A. CUSTOMER INDEMNIFICATION. Customer will indemnify and hold harmless SES Americom, SES Global S.A., and any affiliates of either entity, from and against all loss, liability, cost, expenses and damages of any nature (including, but not limited to, attorney fees and, to the extent permitted by law, any fines and penalties) based on ***.

B. SES AMERICOM INDEMNIFICATION. SES Americom will indemnify and hold harmless Customer and any of Customer's affiliates, from and against all loss, liability, cost, expenses and damages of any nature (including, but not limited to, attorney fees and to the extent permitted by law, any fines and penalties) based on third party claims arising out of, resulting from or in connection with an allegation that the provision of Service or Customer's use thereof in accordance with this Agreement infringes alleged patents, copyrights, mask works, trade secrets or other intellectual property rights of any third party. SES Americom shall have no obligations under this Article if the alleged infringement is based on a combination of equipment or services provided by SES Americom and any other equipment or services not supplied to Customer by SES Americom unless such combination is customary in the industry.

         If any Satellite on which Customer is taking Service pursuant to this Agreement, or any Transponder, becomes, or in SES Americom's opinion, is likely to become, a subject of a claim, suit or proceeding alleging patent, copyright, mask work, trade mark, or trade secret or other intellectual property rights infringement, or if as a result of such suit or proceeding or the settlement thereof, the use by Customer of the Service is prohibited, SES Americom shall use its reasonable efforts to achieve one or more of the following: (i) obtain for Customer the right to use the infringing item without any additional cost to Customer; or (ii) modify the infringing item, provided the modification does not affect the Transponder Performance Specifications, subject to Customer's approval (not to be unreasonably withheld), so that it becomes non-infringing. In the event SES Americom is unable to accomplish either (i) or (ii) above within thirty (30) days after such use is enjoined or there is a final determination by a court of competent jurisdiction that continued use would constitute an infringement, each party shall have a right to terminate this Agreement by written notice to the other party and SES Americom shall refund any amounts paid by Customer in advance for Services subsequent to such termination. Such refund shall be made by SES Americom within thirty (30) days after SES Americom receives Customer's request for the refund, If this Agreement is terminated pursuant to this Section 6.B, SES Americom will use reasonable efforts to assist Customer in obtaining an alternative for the terminated Service.

ARTICLE 7. WARRANTY DISCLAIMER; LIMITATION OF LIABILITY

A. WARRANTY DISCLAIMER. NO WARRANTIES, EXPRESS, IMPLIED, OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, APPLY TO SERVICE PROVIDED

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

HEREUNDER OR THE EQUIPMENT AND FACILITIES USED TO PROVIDE SERVICE. THE CONVEYING BY SES AMERICOM OF PROPRIETARY INFORMATION OR OTHER INFORMATION TO CUSTOMER SHALL IN NO WAY ALTER THIS DISCLAIMER.

B. LIMITATION OF LIABILITY. With respect to any and all causes arising out of or relating to this Agreement, including but not limited to claims of negligence, breach of contract or warranty, failure of a remedy to accomplish its essential purpose or otherwise, Customer and SES Americom agree that the other party's entire liability shall not exceed in the aggregate the greater of (i) the MRC paid by Customer to SES Americom for Service in the month preceding the event that is the cause of the liability, plus any credits or refunds that are due with respect to such event or (ii) Two Hundred Thousand U.S. Dollars ($200,000.00). The parties understand and agree that the limitations of this paragraph are not applicable to (w) damages resulting from a party's willful breach of this Agreement, (x) damages suffered by a party as a consequence of the wrongful termination of this Agreement by the other party, (y) Customer's obligations in Article 2, and (z) the termination liability obligations set forth in Section 9.C.

         Customer and SES Americom agree that in no event shall either party, or their affiliated companies or the manufacturer or launch service provider of the Satellite be liable for (i) any indirect, incidental, consequential, punitive, special or other similar damages (whether in contract, tort (including negligence), strict liability or under any other theory of liability), including but not limited to loss of actual or anticipated revenues or profits, loss of business, customers or good will, or damages and expenses arising out of third party claims except those specified in Article 6 or (ii) any damages of whatever kind, in the event the Satellite is positioned at an orbital location other than as specified in Section 1 .A. The foregoing exclusions shall apply even if such party(s) has been advised of the possibility of such damages.

C. EQUITABLE RELIEF. Customer and SES Americom shall have the right to seek enforcement of the provisions of this Agreement through a decree of specific performance. SES Americom acknowledges and agrees that the Transponders used to provide the Service are unique and not readily available on the open market, and that if the Service, or any portion thereof, is not available to Customer because the material terms of this Agreement are not fulfilled due to SES Americom's breach, Customer's remedies at law would not be adequate.

ARTICLE 8. CONFIDENTIALITY AND NONDISCLOSURE

A. CERTAIN INFORMATION REGARDING SERVICE. The parties agree not to disclose to third parties (without the prior written consent of the non-disclosing party) the material terms and conditions of this Agreement (including but not limited to the prices, payment terms, schedules, protection arrangements, and restoration provisions thereof), except that SES Americom may disclose any of the material terms and conditions of this Agreement to the extent such terms and conditions are part of SES Americom's standard contract offerings and so long as such disclosure does not directly or indirectly identify Customer, and Customer agrees not to disclose any information provided to Customer by SES Americom related to the design and performance characteristics of the Satellite, and any subsystems or components thereof, including the Transponders. The foregoing will not preclude SES Americom or Customer (without the

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

consent of the other) from disclosing, on a confidential basis, such information to affiliates, or to its or their employees, agents, representatives, auditors, investors, purchasers or lenders, potential investors, purchasers or lenders, or legal counsel, provided that (i) such disclosures are done on a need-to-know basis, and (ii) each recipient is obligated to maintain the confidentiality of the information in a manner consistent with this Agreement.

B.  PROPRIETARY  INFORMATION.  To the extent that either party  discloses to the other any other information which it considers proprietary, said party shall identify such information as proprietary when disclosing it to the other party by marking it clearly and conspicuously as proprietary information. Any proprietary disclosure to either party, if made orally, shall be identified as proprietary information at the time of disclosure and promptly thereafter confirmed in writing and identified as proprietary information, if the disclosing party wishes to keep such information proprietary under this Agreement. Any such information disclosed under this Agreement shall be used by the recipient thereof only in its performance under this Agreement.

         Neither party shall be liable for the inadvertent or accidental disclosure of such information marked as proprietary, if such disclosure occurs despite the exercising of the same degree of care as the receiving party normally takes to preserve and safeguard its own proprietary information (but not less than reasonable care) or if such information: (i) is or becomes lawfully available to the public from a source other than the receiving party before or during the period of this Agreement; (ii) is released in writing by the disclosing party without restrictions; (iii) is lawfully obtained by the receiving party from a third party or parties without obligation of confidentiality; (iv) is lawfully known by the receiving party prior to such disclosure; or (v) is at any time lawfully developed by the receiving party completely independently of any such disclosure or disclosures from the disclosing party.

         In addition, neither party shall be liable for the disclosure of any proprietary information which it receives under this Agreement pursuant to judicial action or decree, or pursuant to any requirement of any Government or any agency or department thereof, having jurisdiction over such party, provided that in the reasonable opinion of counsel for such party such disclosure is required, and provided further that such party to the extent reasonably practical shall have given the other party notice prior to such disclosure,

C. TRADE NAMES/TRADEMARK. Neither Customer nor SES Americom shall in any manner represent that it has rights in or to any trade name or trademark used by the other party. Neither Customer nor SES Americom shall register or attempt to register any trade names or trademark of the other party under the laws of any jurisdiction, or at any time do or cause to be done any act or thing impairing the distinctiveness of such trade names or trademarks or any part of the other party's interest therein whether or not they are registered in the jurisdiction in which such party is located or does business. SES Americom agrees that the Customer may refer to the Satellite as "Rainbow-2" in presentations, marketing materials and other materials associated with the sale and promotion of Customer's services transmitted on the Satellite, provided that (i) SES Americom is not restricted in its naming of the Satellite, and (ii) FCC filings shall reflect the Satellite name as determined by SES Americom.

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

ARTICLE 9. TERMINATION

A. TERMINATION. In addition to any rights of termination provided in other Articles of this Agreement, either party may terminate this Agreement by giving the other party written notice thereof in the event: (i) the other party materially breaches this Agreement and fails to cure such breach within thirty
(30) days after receipt of written notice thereof (except that if Customer fails to pay amounts due hereunder, such cure period shall be reduced to *** business days); or (ii) the other party is unable to perform its obligations as a result of its becoming insolvent or the subject of insolvency proceedings, including without limitation if the other party is judicially declared insolvent or bankrupt, or if any assignment is made of the other party's property for the benefit of its creditors, or if a receiver, conservator, trustee in bankruptcy or other similar officer is appointed by a court of competent jurisdiction to take charge of all or any substantial part of the other party's property, or if a petition is filed by or against the other party under any provision of the Bankruptcy Act now or hereafter enacted, and such proceeding is not dismissed within sixty (60) days after filing. Customer may terminate this Agreement by giving SES Americom written notice if the Satellite is relocated to an orbital position other than 72(degree) W.L.

B. REFUNDS. In the event of the end of the Agreement pursuant to Article 1.B., or in the event of termination by Customer pursuant to this Agreement (except pursuant to Section 2.C), or in the event of termination by SES Americom pursuant to Article 10.G., SES Americom shall refund any portion of amounts paid by Customer to SES Americom which relate to Service not provided by SES Americom plus any credits that may be due to Customer.

C. TERMINATION LIABILITY. In the event of termination by SES Americom pursuant to Section 9.A, SES Americom shall be entitled to retain all amounts paid by Customer to SES Americom hereunder, and any credits that may be due to Customer shall be forfeited. In addition, SES Americom in its sole discretion may either elect to (i) pursue any rights and remedies it may have at law, in equity or otherwise or (ii) recover from Customer an amount equal to the net present value (as of the date of such termination) of the remaining unpaid Service charges, computed as if this Agreement remained in effect until the Projected Termination Date, utilizing a discount rate of 5% per annum, plus late charges on such amount from the date of termination until payment in full ("Termination Value"). If SES Americom elects (ii) above and recovers such amount, SES Americom agrees to use that level of effort to mitigate its damages (I.E., the Termination Value) as is required by applicable judicial authority (I.E., New York law). In the event SES Americom does obtain a qualified replacement customer(s), SES Americom thereafter shall pay to Customer eighty-five percent (85%) of the gross proceeds received by SES Americom either (x) from the provision of service to such replacement customer(s) using the Transponder(s) prior to the Projected Termination Date, or (y) from the sale of the Transponder(s) to such replacement customer(s) and attributable to the period prior to the Projected Termination Date; provided that in no event shall such payment exceed the Termination Value paid by Customer.

D. INABILITY TO REGAIN TRANSPONDER. If upon expiration or termination of this Agreement for any reason by either party, SES Americom is unable to regain the use of all, or any part of,

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

the Transponder(s) free and clear of any claims (including, but not limited to, claims of a debtor in bankruptcy) or liens arising as a result of the use of the Transponder(s) by Customer or Customer's Designees, then in addition to all other remedies available to SES Americom pursuant to this Agreement, at law, in equity, or otherwise, Customer shall be obligated, without regard to any such termination or expiration, to continue to pay SES Americom the payments provided for in Article 2.

ARTICLE 10. GENERAL PROVISIONS

A. FORCE MAJEURE. Neither party will be liable to the other by reason of any failure in performance of this Agreement if the failure arises out of acts of God, acts of the other party, acts of government authority, strikes or other labor disturbances beyond the reasonable control of that party, or terrorist acts. In no event shall Customer's failure to make payment when due be excused by a force majeure event.

B. NO IMPLIED LICENSE. The provision of services or the conveying of any information under this Agreement shall not convey any license by implication, estoppel or otherwise, under any patents or other intellectual property rights of Customer or SES Americom, SES Global S.A., and their affiliates, contractors and vendors.

C. NO THIRD PARTY RIGHTS; NO FIDUCIARY RELATIONSHIP. Nothing contained in this Agreement shall be deemed or construed by the parties or by any third party to create any rights, obligations or interests in third parties, or to create the relationship of principal and agent, partnership or joint venture or any other fiduciary relationship or association between the parties.

D. NO WAIVER; REMEDIES CUMULATIVE. No waiver, alteration, or modification of any of the terms of this Agreement will be binding unless in writing and signed by both parties. All remedies and rights hereunder and those available in law or in equity shall be cumulative, and the exercise by a party of any such right or remedy shall not preclude the exercise of any other right or remedy available under this Agreement in law or in equity.

E. GOVERNING LAW AND JURISDICTION. This Agreement shall be construed and enforced in accordance with the laws of the State of New York, excluding its conflicts of law rules. The parties hereby consent to and submit to the non-exclusive jurisdiction of the federal and state courts located in the State of New York, and any action or suit under this Agreement shall be brought by the parties in any federal or state court established or sitting in the State of New York with appropriate jurisdiction over the subject matter. The parties shall not raise in connection therewith, and hereby waive, any defenses based upon venue, inconvenience of the forum, lack of personal jurisdiction, sufficiency of service of process (as long as notice of such action or suit is furnished in accordance with Section 1.D hereunder) or the like in any such action or suit.

F. HEADINGS; SEVERABILITY; CUSTOMER PURCHASE ORDERS. All titles and headings in this Agreement are for reference purposes only and will not affect the meaning or construction of the terms of this Agreement. If any part or parts of this Agreement are held to be invalid, the remaining parts of the Agreement will continue to be valid and enforceable. Customer agrees

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

that any purchase order or other similar document that Customer may issue in connection with this Agreement will be for Customer's internal purposes only and, therefore, even if acknowledged by SES Americom, will not in any way add to, subtract from, or in any way modify the terms and conditions of this Agreement.

G. ASSIGNMENT AND OTHER THIRD PARTY USE. Customer's obligations under this Agreement may not be assigned or otherwise transferred to any third party without SES Americom's prior written consent to such assignment or transfer (which consent shall not be unreasonably withheld or delayed). SES Americom's consent may be reasonably withheld if Customer fails to establish the ability of the prospective assignee or transferee to meet Customer's obligations under this Agreement, including without limitation (a) the conditions in Section 4.B, and
(b) Customer's financial commitments.

         Customer is authorized to allow third parties to access use of the Service, subject to the rights and requirements of this paragraph. Customer shall provide SES Americom with at least five (5) business days' prior notice of any third party use of Service and of the identity of any such third party. Should Customer resell any Service provided hereunder or otherwise permit use of such Service by any third party or parties, Customer shall be a guarantor of compliance by each such third party with all the terms of this Agreement and any breach by any such third party shall be deemed to have been committed by Customer. Any such third party must meet the conditions in Section 4.B of this Agreement. If Customer wishes to resell use of some or all of the capacity of Service to a third party for a term of more than three (3) months, Customer shall first provide SES Americom with prior written notice of such decision. Within thirty (30) days after receipt of such notice, SES Americom, may, by written notice to Customer, elect to terminate this Agreement, whereupon Customer shall have a period of thirty (30) days from receipt of such notice, within which period Customer may elect to (x) accept termination and notify SES Americom of the date on which such termination shall be effective (which date shall be not less than sixty (60) days and not more than one hundred and twenty
(120) days after the date of such notice from Customer to SES Americom or (y) cancel its plans to resell and continue this Agreement in effect. If Customer does not elect (x) or (y) above within the applicable time limit, Customer shall be deemed to have elected clause (y). If SES Americom does not offer to terminate this Agreement upon notice from Customer of Customer's decision to resell capacity under this Section 10.G., Customer may, after SES Americom's thirty (30) day termination election period has expired, resell some or all of the capacity of the Service at its discretion, subject to Customer's obligation to remain responsible to SES Americom under the third sentence of this Paragraph.

H. PRIVATE PARTIES. The parties acknowledge that the Customer's Service offered hereunder has been privately offered and is intended to be privately furnished on a non-common carrier basis. Neither SES Americom nor Customer regards any representations, offers or undertakings made by the other in connection with this Agreement to be in the nature of offers of common carriage. Neither SES Americom nor Customer will attempt, now or in the future, to assert through legal process, directly or indirectly, that the relationship hereunder between the parties involves the offering of a common carrier service.

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

I. SURVIVAL. Termination or expiration of this Agreement for any reason shall not release either party of any liabilities or obligations set forth in this Agreement which the parties have expressly agreed shall survive such termination or expiration.

ARTICLE 11. DEFINITIONS

         As used in this Agreement:

A. "Business Preemptible Service" or "Business Preemptible Transponder" means a satellite service or transponder that is not entitled to restoration in the event it becomes a Transponder Failure and may be preempted at any time to restore (1) a satellite failure, (2) a Protected Service or Protected
Transponder  that  becomes  a  transponder  failure,  (3) any other  service  or transponder (including a Preemptible Service or Preemptible Transponder) experiencing technical difficulties or interference, or (4) other service offerings of SES Americom or any of its affiliates, including but not limited to mass move protection, construction and launch delay protection and launch failure protection. In addition, such Business Preemptible Service or Business Preemptible Transponder may be preempted for any other reason (including but not limited to, SES Americom's desire to provide service on such Transponder to another customer) upon five (5) business days' notice.

B. "End-of-Life" means the date on which, in SES Americom's reasonable judgment a satellite should be taken out of service because of insufficient fuel.

C. "Fully Protected Service" or "Fully Protected Transponder" means a satellite service or a transponder that may not be preempted to restore another service or transponder, and if restoration thereof is needed as a result of a satellite failure, or as a result of a transponder failure under circumstances in which no Protection Transponder is available on the satellite on which such satellite service or transponder is located, is entitled to restoration, subject to availability of facilities and to the conditions of the applicable contract, on another satellite.

D. "Interruption" means any period during which a Transponder fails to meet the Transponder Performance Specifications and such circumstances preclude the use of the Transponder for its intended purpose.

E. "Non-Preemptible Service" or "Non-Preemptible Transponder" means a satellite service or a transponder on which such service is provided that may not be preempted to restore another service or transponder and that is not itself entitled to be restored by preempting a Preemptible Service.

F. "Preemptible Service" or "Preemptible Transponder" means a satellite service or transponder that is not entitled to restoration in the event it becomes a Transponder Failure and may be preempted at any time to restore (1) a satellite failure, (2) a Protected Service or Protected Transponder that becomes a transponder failure, or (3) other service offerings of SES Americom or any of its affiliates, including but not limited to mass move protection, construction and launch delay protection and launch failure protection.

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

G. "Protected Service" or "Protected Transponder" means a service or transponder that is entitled to preempt a Preemptible Service or Preemptible Transponder.

H. "Protection Transponder" means a Replacement Transponder or Preemptible Transponder used to restore a Protected Service.

I. "Replacement Date" means the date on which a successor satellite to the Satellite or to the Ku-band payload of the Satellite is made capable of carrying communications traffic at the orbital location to which the Satellite is assigned. Unless SES Americom commits to continue to provide service pursuant to this Agreement on the successor satellite, such Replacement Date shall not occur prior to twelve (12) months before SES Americom's good faith estimate of the End-of-Life of the Satellite.

J. "Replacement Transponder" means a spare transponder amplifier and its associated components, which is accessible for purposes of providing restoration and which is capable of carrying communications traffic within the parameters as described in the transponder performance specifications for the transponder to be restored.

K. "Reverse Contract Order" means, as to each service or transponder on the Satellite, in order from the latest date on which a binding agreement for the taking of such service has been executed by both a customer and SES Americom, to the earliest such date. If Reverse Contract Order is to be determined among more than one class of service, then Reverse Contract Order means first in order from the latest such date to the earliest such date among Business Preemptible Services, second in such order among Preemptible Services, third in such order among Non-Preemptible Services, fourth in such order among Transponder Protected Services and last in such order among Fully Protected Services. Notwithstanding the foregoing, any service being provided to the United States Government or any department or agency thereof, whether through a prime contract or a subcontract, shall be deemed to have an earlier date of binding agreement than Customer hereunder.

L. "Satellite" means the communications spacecraft designated AMC-6 operated by SES Americom at 72(degree)W.L. When used in the lower case, "satellite" means a domestic communications satellite operating in Ku-band.

M. "Satellite Failure" means a satellite (1) on which one or more of the basic subsystems fail, rendering the use of the satellite for its intended purposes impractical, as determined by SES Americom in its reasonable business judgment, or on which more than one-half of the transponders on the payload are transponder failures, and (2) that SES Americom has declared a failure. For purposes of this definition, a hybrid satellite with both C-band and Ku-band payloads shall be treated, at SES Americom's option, either (i) as a single satellite, or (ii) as though the C-band and Ku-band payloads were located on separate satellites.

N. "Transponder" means a Ku-band radio frequency transmission channel on the Satellite designed to have a nominal bandwidth of 36 MHz, used to provide service to Customer pursuant to the terms of this Agreement. Customer acknowledges and agrees that due to circumstances,

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

including but not limited to the characteristics of Customer's traffic, Customer's ground segment configuration, and the characteristics of traffic on cross polarized transponders on the Satellite and of carriers on satellites in proximity to the Satellite, the entire 36 MHz of the Transponder may not be usable by Customer for the operation of all types of carriers. If the Customer uses its Transponder for a full band 36 MHz analog carrier or a single wideband saturated "MCPC Type" digital carrier, then the entire 36 MHz of the Transponder will be usable by the Customer for this type of transmission. When used in the lower case, "transponder" means a Ku-band radio frequency transmission channel on a communications satellite.

O. "Transponder Failure" means, with respect to any Transponder used to provide service to Customer under this Agreement, any of the following events: (1) such Transponder fails to meet the Transponder Performance Specifications in any respect for any period of *** hours; (2) *** or more Interruptions of *** seconds or more in duration shall occur within any *** consecutive days (but not including Interruptions for which no credit is payable under the penultimate sentence of Article 3); *** or (4) such Transponder shall fail to meet the Transponder Performance Specifications in any respect for any period of time under circumstances that make it clearly ascertainable or predictable, based on satellite industry engineering standards, that a failure set forth in Clause (1), Clause (2), or Clause (3) above will occur. For purpose of this definition, measurement of periods of failure hereunder shall commence when Customer has vacated its signal to permit verification of the existence of the failure by SES Americom; ***.

P. "Transponder Protected Service" or "Transponder Protected Transponder" means a satellite service or transponder that may not be preempted to restore another service or transponder, that is itself entitled to be restored by Protection Transponders on the same satellite in the event it becomes a Transponder Failure but that is not entitled to be restored if there is no such Protection Transponder available.

         THIS AGREEMENT CONTAINS THE COMPLETE AND EXCLUSIVE UNDERSTANDING OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ALL PRIOR NEGOTIATIONS AND AGREEMENTS BETWEEN THE PARTIES WITH RESPECT THERETO. TO THE EXTENT THAT ANY ATTACHMENT MAY BE INCONSISTENT WITH THE TEXT OF THE AGREEMENT, THE TEXT OF THE AGREEMENT SHALL CONTROL.

------------------------------------      --------------------------------------
RAINBOW DBS COMPANY, LLC                  SES AMERICOM, INC., AS AGENT FOR
                                          SES AMERICOM COLORADO, INC.
------------------------------------      --------------------------------------

By:      /s/  Charles F. Dolan            By:      /s/ Carl Capista
------------------------------------      --------------------------------------
                (SIGNATURE)                            (SIGNATURE)
------------------------------------      --------------------------------------

Name:       Charles F. Dolan              Name:     Carl Capista
------------------------------------      --------------------------------------
         (TYPED OR PRINTED NAME)               (TYPED OR PRINTED NAME)
------------------------------------      --------------------------------------

*** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

------------------------------------      --------------------------------------
Title:        Chairman                    Title:    Vice-President,
                                                    Entertainment Sales
------------------------------------      --------------------------------------
Date:         April 23, 2004              Date:     April 26, 2004
------------------------------------      --------------------------------------

  *** Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.